UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2015

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of J. Kent Wells

On January 20, 2015, J. Kent Wells, Vice Chairman of MDU Resources Group, Inc. (the “Company”), Chief Executive Officer of Fidelity Exploration & Production Company (“Fidelity”) and a director of the Company notified the Company that he is resigning from all positions effective February 28, 2015.

In connection with his resignation, the Compensation Committee (the “Compensation Committee”) and the Board of Directors (the “Board”) of the Company approved the payment to Mr. Wells of additional compensation of $325,000. The agreement is filed as Exhibit 10 hereto.

Promotion of Pat O’Bryan

On January 22, 2015, the Board appointed Pat O’Bryan, President of Fidelity, to succeed Mr. Wells as Chief Executive Officer of Fidelity, effective March 1, 2015. Mr. O’Bryan, age 53, will continue to serve as President of Fidelity.  Mr. O’Bryan joined Fidelity in September 2011 as Vice President of Drilling and Completions and served in that position until he was appointed President of Fidelity on July 8, 2014. Prior to that, he was Vice President, Wells-Global Deepwater Response, BP America from November 2010 until August 2011. He was Vice President, Drilling and Completions - Gulf of Mexico, BP America from December 2009 until October 2010. He has over 26 years of experience in the oil and gas business.

Mr. O’Bryan and the Company will enter into an indemnification agreement, which will provide, among other things that the Company will indemnify Mr. O’Bryan to the fullest extent permitted by applicable Delaware law and in excess of that expressly permitted by statute, but not to the extent prohibited by law. The terms of the indemnification agreement are described in the Company's Current Reports on Form 8-K, dated August 12, 2010 and May 15, 2014, which were filed with the Securities and Exchange Commission on August 17, 2010 and May 15, 2014 (File No. 1-3480), which description is incorporated herein by reference.
Compensation for Mr. O’Bryan in connection with his promotion will be determined by the Compensation Committee and the Board at their regularly scheduled meetings to be held in February 2015.

The press release announcing Mr. Wells’ resignation and Mr. O’Bryan’s appointment is filed as Exhibit 99 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	10	Agreement with J. Kent Wells, dated January 22, 2015
	99	Press Release issued January 22, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2015

MDU RESOURCES GROUP, INC.

By:	/s/ Paul K. Sandness
Paul K. Sandness
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10	Agreement with J. Kent Wells, dated January 22, 2015
99	Press Release issued January 22, 2015

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